2023 Barclays Select Series: Midstream Corporate Access Day February 27, 2023

2 Statements contained in this presentation other than statements of historical fact are forward-looking statements. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will likely vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance presented or suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”), and our reconciliations of non- GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non-GAAP financial measures should not be considered an alternative to GAAP financial measures. Forward-Looking Statements

3 YE 2022 YE 2021 Our Solid Fourth Quarter and Full Year 2022 Results Once Again Demonstrated the Strength and Resilience of Our Business 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures ★ Our fourth quarter 2022 adjusted EBITDA1 of $197 million was up $28 million, a 16% increase over the fourth quarter of 2021, and is the highest fourth quarter adjusted EBITDA in our company’s history Q4 2022 Adjusted Net Income1 Fuels Marketing Segment EBITDA1 Q4 2021 Pipeline Segment Adjusted EBITDA1

4 We Have Also Been Optimizing Our Business to Maximize Our Internally Generated Cash Flows Last year, we kicked off an initiative to optimize our spending across our business to: • Scrutinize every dollar of OPEX and G&A expenses, with the goal of making meaningful strides in our cost structure to maximize internally generated cash flows • High-grade every dollar of our strategic spending to ensure that we only execute projects that meet or beat our internal hurdles and are lean, efficient and effective We successfully identified ~$100 million in cost and spending reductions, across 2022 and 2023 We plan to continue to optimize our spending to increase our free cash flow in 2023 1 1 1 2022 Optimization Initiative Results: Aggregate 2022 and 2023 cost and spending reductions ~$100MM

5 By Taking Steps to Improve Our Debt Metric Over TIme, We Were Able to Repurchase 30% of the Series D Preferred Units in 4Q 2022 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures 1 1 1 1 1 Debt-to-EBITDA Ratio 3.99x4.24x 1 1 4Q21 3.79x 3Q22 4Q20 1 1  In 2021, through a combination of strong EBITDA generation and debt reduction from sale of the non-core East Coast assets, we reduced our debt-to-EBITDA ratio to 3.99x By the end of 3Q 2022, we were able to reduce our debt-to-EBITDA even further, to 3.79x, with the help of our optimization initiative and our sale of Point Tupper  In November 2022, we repurchased 6.9MM, or 30% of total outstanding Series D preferred units, while maintaining a debt-to-EBITDA ratio of 3.98x1

6 Thanks to Our Solid 2022, NuStar is on Target to Deliver Another Strong Year in 2023 1 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures. Series D Preferred Units in 2023Repurchasing • Completed the first step in our plan to redeem the Series D by year-end 2024 by repurchasing 6.9MM Series D units in 2022 • Planning to repurchase another portion of Series D units in 2023 Strong EBITDA in 2023Generating • Expecting $700-760MM Healthy Debt-to-EBITDA Metric at Year-endTargeting • Aiming to close 2023 at ~4.0x 1

7 In 2023, We Continue to Focus Our Strategic Capital Program on Our Core Asset Footprint Crude Supply/Export Renewable Fuels Refined Products • Permian Crude System • Corpus Christi Crude System • St. James Terminal • Midcontinent • Colorado/NM/Texas • Northern Mexico • Established: • West Coast Network • Ethanol & bio-diesel blending • Developing: • Ammonia System Total Estimated 2023 Strategic Spending: 130-150MM West Coast Renewable Fuels Storage (~$25MM in 2023) Permian Crude Pipeline System (~$60MM in 2023)

8 Carbon Emissions Reduction Goals Generate Growing Demand for NuStar’s Well-positioned Midstream Logistics, Now and in the Future Stockton Selby Wilmington Gulf Coast Supply Singapore Supply Exports to Canada Tacoma Portland ★ Regulatory priorities on the West Coast and in Canada continue to dramatically increase demand for renewable fuels in the region ★ At the same time, obtaining permits for greenfield projects is difficult, which increases the value of existing assets ★ Our West Coast terminals have the access and optionality to receive and distribute renewable fuels across the West Coast 0 50 100 150 200 250 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 D ie se l V o lu m e , M B P D Fossil Diesel Biomass-Based + Renewable Diesel Source: IHS Markit California’s Transportation Fuel Supply With Low- Carbon Fuel Standard Compliance From Petroleum Diesel Alternatives Renewable Fuels

9 ★ We expect our EBITDA to increase in 2023, along with associated market share, as we complete additional projects presently in planning or under construction • We intend to continue converting tankage to renewable fuels as the market demands ★ Our facilities are positioned to benefit from new production and conversion projects for renewable diesel, sustainable aviation fuel (SAF), ethanol and other renewable fuels across the region BIODIESEL ETHANOL RENEWABLE DIESEL 5% 10% 18% NuStar’s Proportionate Share of California’s Renewable Fuels Market (Total Volume for the Four Quarters Ended September 30, 20221) Source: California Air Resource Board (CARB) 1 – Most recent data available We Have Captured a Significant (and Still Growing) Proportion of the Region’s Renewable Fuels Supply… SUSTAINABLE AVIATION FUEL 80% Renewable Fuels

10 0 1000 2000 3000 4000 5000 6000 7000 Portland Selby Stockton Wilmington NuStar’s West Coast Terminals Renewable Fuel Growth* 2017 2018 2019 2020 2021 2022 … And We Continue to Partner With Key Customers to Develop Our Renewable Fuels Network, as LCFS Mandates Expand to Additional Markets Complete Portland Convert 36,000 bbls to biodiesel Convert 57,000 bbls to renewable diesel Convert additional 43,000 bbls to renewable diesel Selby Construct additional 400,000 bbls of renewable diesel storage 4Q24 Est. Construct truck-loading for renewable diesel Multimodal shipment of SAF Convert 208,000 to SAF Modify rail to handle renewable feedstock offloading Stockton Convert 30,000 bbls to biodiesel Convert 73,000 bbls to renewable diesel and expand renewable diesel handling to all 15 rail spots Convert 151,000 bbls to renewable diesel Connect to ethanol unit train offload facility Wilmington Convert 160,000 bbls to renewable diesel Reconfigure dock for enhanced marine capability 1H26 Est. ★ Since establishing ourselves as an “early mover” in the renewable fuels logistics market on the West Coast over five years ago, we have developed an extensive renewable fuels logistics network to serve key global producers that spans across our West Coast footprint ★ Our West Coast assets now generate ~35% of our storage segment revenues, and our revenue is expected to continue to grow as we complete additional projects across our West Coast footprint * Includes biodiesel, ethanol, renewable diesel, renewable feedstock and SAF MBPY Renewable Fuels

11 Ammonia, the World’s Second-most Widely Used Chemical, Offers Significant “Greening” Opportunities  Ammonia is the basic building block for all types of nitrogen fertilizer which is an essential nutrient for growing plants • About 90% of the 200 million tons of ammonia (worth almost $80 billion in the aggregate) produced each year is used for fertilizer • About 50% of the world’s food production depends on ammonia  Traditional fossil-fuel ammonia production is estimated to contribute about 1.6% of global GHG emissions, which has driven interest in its de-carbonization • “Blue” ammonia is produced with natural gas, but the associated emissions are captured and stored • “Green” ammonia is produced using “renewable” electricity to power an electrolyser to extract hydrogen from water and an air separation unit to extract nitrogen from air, which are then combined, through a chemical reaction powered by renewable electricity, to produce ammonia  In addition, “blue” and “green” ammonia have potential for use as lower-carbon alternative fuels: for engines/turbines to generate electricity, in alkaline fuel cells, as an up-to-70% blend ICE vehicles and for the maritime industry  Ammonia can also be a lower-cost option for transporting hydrogen, which can be used for fuel cells or other applications. Ammonia is easier to transport and store than hydrogen, as it doesn’t require cryogenic or high-pressure storage and can be relatively easily cracked to convert it to hydrogen NH3 Gas Turbine NH3 Fuel-cell Ship 70% NH3-fueled Car 50% of World’s Food Production Depends on NH3 Sources: Science Magazine, IHS Markit, Argus, Research & Markets Global Ammonia Report Renewable Fuels

12  Our Ammonia System spans >2,000 miles from Louisiana north along the Mississippi to Missouri, and then Northwest and East, to Nebraska and Indiana • Today, we provide the lowest-cost option for transporting both imported and domestically produced ammonia to fertilize crops in our nation’s “breadbasket”  We have capacity available to transport additional volumes, including “blue” or “green” ammonia • Currently running ~30 MBPD (~3,500 STPD1), but have operating capacity close to ~50 MBPD (~5,500 STPD)  While our Ammonia system currently represents 5-10% of our pipeline segment revenues, we expect the system’s utilization, and revenue contribution, will increase as we complete projects in progress and in development We are Also Developing Near- and Long-term Opportunities for Our Ammonia System, Both Renewable and Conventional 1 – short tons per day Renewable Fuels Third-party terminal NuStar Energy L.P. St. James

13 U.S. Refined Product Demand is Expected to Remain Strong Through 2023 ★ Gasoline demand was steady in the United States throughout 2022 and is on track for modest growth in 2023 ★ Diesel demand continued its strong performance in 2022 and is expected to remain at or exceed Pre-Covid levels in 2023 Source: ESAI Refined Products 91% 97% 95% 94% 92% 97% 98% 94% 104% 99% 98% 101% 101% 99% 98% 102% 75% 80% 85% 90% 95% 100% 105% 110% 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 2023 Q4 U.S. Gasoline & Diesel Demand (as a % of Pre-Covid Demand) Gasoline Diesel

14 NuStar’s Refined Products Systems Serve Key Markets Across the Midcontinent and Texas… Midcontinent Systems- ★ CENTRAL EAST: A 2,500-mile pipeline system with multiple delivery options • East Pipeline – This system serves important markets across the Midwest/West, with flexible refined product supply from refineries in McPherson, Kansas, El Dorado, Kansas and Ponca City, Oklahoma • North Pipeline – System flows from North Dakota to the Twin Cities, serving both rural markets and large cities with refined product supply from Mandan, North Dakota refinery ★ CENTRAL WEST: Comprised of approximately 2,000 miles of structurally exclusive pipeline, supplied from the McKee, Texas refinery serving markets in Texas and nearby states South Texas Systems- ★ Around 700 miles of structurally exclusive pipeline, supplied from refineries located in Corpus Christi and Three Rivers, Texas serving markets in Texas and northern Mexico Refined Products

15 70% 94% 100% 95% 105% 105% 97% 99% 99% 98% 97% 0% 20% 40% 60% 80% 100% 120% Apr-20 Aug-20 Oct-20 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 4Q 2022 Percentage of Pre-COVID Demand Central West Region South Texas Central East Region Overall … And Our Markets Have Proven Resilient (and We Expect to Continue to See Strong, Consistent Demand) Our resilient asset base recovered quickly from April 2020’s pandemic low  Full-year 2022 refined product throughputs were 100% of our full-year 2019 (pre- Covid) levels, despite operational issues at customer refineries last year 1 – Comparison versus 2019 demand; applicable periods adjusted for Northern Mexico projects for a comparable presentation; includes on-road product demand in our storage system; 2 – Comparison versus 2020 demand; applicable periods adjusted for Northern Mexico projects; includes on-road product demand in our storage system Total Refined Products 1 11 1 1 2 1 1 2 1 Refined Products 1 1

16 Refinery Utilization is Expected to Continue to Improve in 2023 to Keep Pace With Demand Source: ESAI 1 – 2023 average projections 93% 81% 89% PADD 2 91% 61% 85% PADD 4 93% 79% PADD 3 86% 2020 Low 2021 Avg. 92% 75% 85% 2019 Avg. Total U.S. 89% 91% 92% 89% 93% 87% 94% 94% 89% 57% 4 79% 86% 54% 76% 87% 86% PADD 5 91% 58% 79% 79% 87% PADD 1 89% 57% 81% 92% 94% 2022 Avg. 2023 Avg. Global Refinery Utilization (2019-2023) U.S. Refinery Utilization (by PADD, 2019-2023) 87% 78% 83% 85% 86% 2019 Avg 2020 Low 2021 Avg 2022 Avg 2023 Avg ★ Global refinery utilization has been rising steadily since the pandemic, with the U.S. (93%), Asia (89%), and Europe (94%) gaining ground, while Russia (70%) and the Middle East (83%) continue to lag1 ★ U.S. refinery utilization in 2022 averaged 89% and expected to average 93% in 2023, up 4% and 8% over the 2021 average, respectively Crude Supply/ExportRefined Products

17 The Permian Basin is Leading the U.S. Shale Rebound, With Our Permian System Continuing to Outperform ★ Because of its superior geology and low breakeven costs, the Permian Basin’s shale production: • Exited 2022 at 5.5 MMBPD, representing approximately 45% of the nation’s total shale output • Is projected to exit 2023 at 5.7 MMBPD, representing 4% growth compared to 2022 exit ★ As of January, our system’s throughput volumes are now up 57% above Covid lows, while the rest of the Permian is up 50% from Covid lows Source: Rystad, ESAI - Crude Supply/Export 0 1 2 3 4 5 6 7 8 9 10 11 MMbpd Th o u sa n d s Permian Oil Production (2018-2025) WTI @ $50 WTI @ $70 WTI @ $90 WTI @ $110 Actuals 4.4 4.5 4.8 5.3 5.6 6.5 0 2 4 6 8 2019 2020 2021 2022 2023 M M B P D Permian Basin Oil Production Outlook (Avg as of Feb. 2023) ESAI Rystad 350% 157% 0% 100% 200% 300% 400% C u m u la ti v e M o n th ly G ro w th ( % ) NuStar's System Throughput Growth has Consistently Outpaced the Permian Basin NS Growth Permian Growth

18 Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures Our “Core of the Core” Location has Attracted Top-tier Customers Whose Activity is Supporting Steady Growth ★ The quality of geological formations underlying our system has attracted the strongest customers • ~65% of our system’s revenue is generated from investment-grade (IG) rated and Non-IG BB-rated entities1 23% 49% 28% Major Private Other Public NS System Producer-type2 (% Average Daily Volume) Producer Average Cost of Debt, Weighted by Acreage: 6.88% 3 ★ We averaged 584 MBPD in 4Q22 • We expect to exit 2023 at around 600 MBPD ★ We had around 20 rigs on our system through 2022, and our producers expect to maintain that number in 2023, which provides an important platform for growth $7 $12$14$12 $19 $27$27 $23 $31 $35 $39$38 $33 $38 $33 $37 $43 $46$47$49 $56 $62$63 139 159 187 211 266 314 327 349 370 395 435 453 400 423 418 402 450 502 516 510 522 580 584 0 100 200 300 400 500 $0 $10 $20 $30 $40 $50 $60 2 Q 1 7 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 4 Q 2 2 EBITDA ($MM) System Receipts (Avg MBPD) NS Permian Crude System Performance (by Quarter) * Adjusted * 1 – For the year ended December 31, 2022 3 – As of February 22, 2022 2 – For the month ended December 31, 2022 Crude Supply/Export

19 Producers in the Basin Remain Committed to Permian Drilling “If you look at my comments and the plans, we’re now forecasting that the Permian production will reach about a million barrels a day by 2027, so very much in line going all the way back to 2018 and then the comments that we made around the pandemic and the delay that was introducing. "...that's roughly a 13% compounded annual growth rate."” “Looking back at last year, we produced over 223,000 barrels of oil per day, exceeding our production expectations. This is primarily the result of our well performance, which continues to trend in the right direction as our normalized oil production in the Midland Basin improved by 6% y-over- y and nearly 20% when compared to 2020.” “Our Lower 48 plan will deliver production in that mid-single digits, with the majority of that growth weighted to the Permian.” Source: 4Q 2022 Earnings Call Transcripts/Press Releases Crude Supply/Export The company’s investments increased by more than 75 percent from 2021, and annual U.S. production increased to 1.2 million barrels of oil equivalent per day, led by 16 percent growth in Permian Basin unconventional production.

20 We are Investing in Our Permian System in Pace With Our Producers’ Growth Dedicated Acres 500,000 AMI 4,200,000 May 2017 Current System Capacity 220,000 700,000 Receipt Points 122 345 Pipeline Miles ~600 ~1,009 Storage (bbls) 900,000 1,600,000 Third-party Connections NuStar Terminals NuStar Truck Unloading Facilities Delivery Locations Midland: ★ Plains Cactus I & II, Basin, Sunrise and others ★ Enterprise Midland to Echo ★ Sunoco Permian Express ★ EPIC ★ Lotus Centurion ★ Wink-to-Webster Colorado City: ★ Sunoco WTG, Permian Express ★ Bridgetex ★ Plains Basin ★ Sunrise II Other: ★ Delek Big Spring Refinery Crude Supply/Export

21 99.8 90.4 96.3 98.5 101.5 103.1 103.9 104.7 85 90 95 100 105 2019 2020 2021 2022 2023 2024 2025 2026 M M b p d As Global Demand Recovers, Corpus Christi is Expected to Continue to be the Export Hub Best Positioned for Future Growth  Corpus Christi has remained the dominant Gulf Coast crude exports hub since 2020 • In 2022, 61% of the U.S. Gulf Coast’s total export volumes left via Corpus Christi-based terminals  U.S. Gulf Coast crude exports are projected to continue at record volumes due to the ongoing war in Ukraine and global demand recovery  Improved global refined product demand should continue to lead the way to further recovery in global crude demand Source: RBN Energy, ESAI Global Crude Oil Demand 61%22% 7% 10% U.S. Gulf Coast Crude Exports by Hub (2022) Corpus Christi Houston Beaumont Louisiana Global Refined Product Demand* *Comprised of gasoline and diesel demand Crude Supply/Export 54.3 49.2 52.7 53.8 54.7 55.2 55.6 55.9 45 47 49 51 53 55 57 2019 2020 2021 2022 2023 2024 2025 2026 M M b p d

22 Our Corpus Christi Crude System’s MVCs- for Export and Local Refinery Supply- Provide Strength & Stability In-bound Capacity Storage Capacity Outbound Capacity ★ Unlike most other midstream operators in the Port of Corpus Christi, NuStar provides optionality for marine exports and extensive connectivity to local refineries ★ U.S. shale production growth and improving global demand will drive the recovery and growth in our CCCS volumes TOTAL: 3.9MMbbl • Potential expansion 0.4MMbbl TOTAL: 1.2MMBPD • South Texas Crude System 16” Pipeline - 240MBPD • Taft 30”- 720MBPD and expandable • Harvest 16” Pipeline - 240MBPD TOTAL: 1.2MMBPD • Export Docks- 750MBPD to 1.0MMBPD • Refinery Supply- 220MBPD ★ Our Corpus Christi Crude System (CCCS) is comprised of our South Texas Crude Oil Pipeline System, our 12” Three Rivers Supply Pipeline, our 30” pipeline from Taft and our North Beach Export Terminal, which also receives volumes from Harvest’s 16” Pipeline and delivers to local refineries ★ In July 2022, we extended our MVC contract with Trafigura for an additional year and a half, through December 2024 Crude Supply/Export

23 In 2023, We Will Continue to Focus on NuStar’s Strategic Priorities That We Set Back in 2022 Optimizing Our Business to Increase Cash Flow Strengthening Our Balance Sheet Promoting Our ESG Excellence Our Strategic Priorities: 1. 2. 3.

Big Springs, TX Appendix

25 NuStar By-the-numbers N Y S E : N S •Common Unit Price(1): $16.00 •Distribution/CU/Year: $1.60 •Yield(1): 10.0% •Market Cap(1): ~$1.8 billion •Credit Ratings: ➢ Moody’s: Ba3 (Stable) ➢ S&P: BB- (Stable) ➢ Fitch: BB- (Stable) •Enterprise Value(1): ~$6.2 billion •Total Assets: ~$5.0 billion •Pipeline Miles: ~9,500 •Pipeline Volumes(2): 2.0MMBPD •Storage Capacity: ~49MMB •Storage Throughput Volumes(2): 513MBPD 1. As of February 17, 2023 2. Average daily volume for the quarter ended December 31, 2022

26 NuStar Sustainability Highlights Issued 2021 Sustainability Report including Scope 1 & 2 GHG Emissions 2 US only; See Sustainability report on NuStar website for additional information 2

27 Long-term Commitments From Creditworthy Customers 63% 13% 24% Investment-grade Large Private or International (Not rated) Other NuStar Investment-grade Customers (% Pipeline/Storage 2022 YTD Revenues as of December 31, 2022) 28% 43% 29% Take-or-pay Contracts Structurally Exclusive Other Pipeline Segment Contracted1 Revenues (% 2023 Forecast – as of 4Q22) 58% 42% Take-or-pay Contracts Other Storage Segment Contracted Revenues (% 2023 Forecast – as of 4Q22) 1 - Committed through take or pay contracts or through structural exclusivity (uncommitted lines serving refinery customers with no competition)

28 $775 $403 $322 $600 $500 $550 $600 $81 $220 $14 $0 $250 $500 $750 $1,000 Liquidity 2022 2023-2024 2025 2026 2027 2028-2029 2030 2038-2041 2043 Revolver Receivables Financing Senior Unsecured Notes GO Zone Financing Sub Notes $789 LIQUIDITY ($MM)1 Liquidity and Debt Maturity Schedule ★ In January 2022, we extended the term of our $1.0 billion revolver through April 2025 and our receivables financing agreement through January 2025 ★ We utilized cash flows and proceeds from recent asset sales to continue to reduce debt balances, which enabled us to repurchase a portion of the Series D preferred units in November 2022 ★ We had $775 million available on our revolver at the end of 2022, and our debt maturity runway is cleared until 2025 Debt Maturities ($MM)1 1 – Balances as of December 31, 2022

29 Capital Structure as of December 31, 2022 ($ in Millions) $1.0B Credit Facility $ 220 NuStar Logistics Notes (5.625%) 550 NuStar Logistics Notes (5.75%) 600 NuStar Logistics Notes (6.00%) 500 NuStar Logistics Notes (6.375%) 600 NuStar Logistics Sub Notes 403 GO Zone Bonds 322 Receivables Financing 81 Finance Lease Liability 55 Other (33) Total Debt $3,298 Common Equity and AOCI $ 146 Series A, B and C Preferred Units 756 Series D Preferred Units 447 Total Equity1 1,349 Total Capitalization $4,647 ★ As of December 31, 2022: • Credit facility availability ~$775MM • Debt-to-EBITDA ratio2 3.98x 1 - Total Equity includes Partners’ and Mezzanine Equity (Series D Preferred Units) 2 - Please see Appendix for reconciliations of non-GAAP financial measures to their most directly comparable GAAP measures

30 Reconciliation of Non-GAAP Financial Information

31 Reconciliation of Non-GAAP Financial Information (continued)

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34 Reconciliation of Non-GAAP Financial Information (continued)

35 NuStar Contact Information INVESTOR RELATIONS And for additional information about corporate sustainability at NuStar, visit https://sustainability.nustarenergy.com/ SUSTAINABILITY (210) 918-INVR (4687) InvestorRelations@NuStarEnergy.com Sustainability@NuStarEnergy.com